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                                   EXHIBIT 23

                         CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in the Registration Statement
(Form S-8 No. 33-34787) pertaining to the Stock Option Plan of 1990 of Pitt-Des Moines, Inc. of our report dated March 3, 1994, with respect to the consolidated financial statements and schedules of Pitt-Des Moines, Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 1993.


                                                           /s/ ERNST & YOUNG
                                                           -----------------
                                                               ERNST & YOUNG



Pittsburgh, Pennsylvania
March 29, 1994



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